PROSPECTUS SUPPLEMENT

August 7, 2017

for

Executive Benefits VUL

and

Flexible Solutions® VUL III

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses dated May 1, 2017 for Executive Benefits VUL, a variable universal life insurance policy and Flexible Solutions® VUL III, a variable universal life insurance policy issued through The Guardian Separate Account N (the “Separate Account”).

The following replaces information in the Prospectuses appearing in Appendix A and in the section entitled “How to Communicate with Us” with respect to the hours of operation for telephonic communications with the Customer Service Office Contact Center.

Customer Service Office Contact Center

For telephonic communications: Customer Service Office Contact Center

8:30 a.m. to 5:00 p.m. New York (eastern) time

1-888-GUARDIAN (1-888-482-7342) or 1-800-441-6455

Except as set forth herein, all other provisions of the Prospectuses, as heretofore supplemented, shall remain unchanged.

This supplement must be preceded or accompanied by the most recent Prospectus for the product and should be retained with the Prospectus for future reference.

1